UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2022

Blue Dolphin Energy Company
(Exact name of registrant as specified in its charter)

Delaware	0-15905	73-1268729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 2100

Houston, TX 77002

(Address of principal executive office and zip code)

(713) 568-4725

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective November 18, 2022, Lazarus Energy LLC (“Lazarus Energy”), Lazarus Refining & Marketing LLC (“Lazarus Refining” and, together with Lazarus Energy, the “Borrowers”), Blue Dolphin Energy Company (the “Company”), Lazarus Energy Holdings LLC (“Lazarus Holdings”), and Jonathan Carroll (“Carroll” and , together with Borrowers, the Company and Lazarus Holdings, the “Lazarus Parties”), entered into a Forbearance Agreement (the “Forbearance Agreement”) with Veritex Community Bank (“Veritex”), relating to amounts owed by the Lazarus Parties to Veritex under the June 22, 2015 and December 4, 2015 loan agreements (the “Loan Agreements”).

Under the Forbearance Agreement, the Borrowers will pay on or before November 28, 2022, approximately $5.4 million to Veritex, which represents all past due principal and interest (excluding late fees) owed under the Loan Agreements and a $1,000,000 payment reserve account deposit. Veritex agreed to forebear from exercising any of its rights and remedies relative to existing past defaults of the Lazarus Parties under the Loan Agreements from the effective date of the Forbearance Agreement through September 30, 2023, and Veritex will also forbear from testing compliance with financial covenants during the term of the Forbearance Agreement. The Borrowers shall make monthly payments on the debt through September 30, 2023. In the event that the Borrowers pay off all amounts due under the Loan Agreements on or before September 30, 2023, Veritex also agreed to waive late fees totaling approximately $400,000 in the aggregate.

Carroll serves as Chief Executive Officer and President of the Company. He also serves as President and is a majority owner of Lazarus Holdings. Together, Carroll and Lazarus Holdings owned approximately 83% of the Company’s common stock as of the filing date of this report.

The foregoing description of the Forbearance Agreement constitutes only a summary thereof and is qualified in its entirety by reference to the text thereof filed as Exhibit 10.1 hereof.

Item 8.01 Other Events.

On November 23, 2022, the Company issued a press release announcing the entry of the Lazarus Parties into the Forbearance Agreement, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1

Forbearance Agreement dated November 18, 2022 among Lazarus Energy LLC, Lazarus Refining & Marketing LLC, Blue Dolphin Energy Company, Lazarus Energy Holdings LLC, Jonathan Carroll and Veritex Community Bank.

99.1	Blue Dolphin Energy Company Press Release Issued November 23, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23,2022

Blue Dolphin Energy Company

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

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